UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Note Financing

On January 28, 2025, Interactive Strength Inc. (the “Company”) entered into that certain securities purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”). Pursuant to the Purchase Agreement, the Company has agreed to sell, and the Investor has agreed to purchase, for approximately $2,925,000, (a) a senior secured convertible note issued by the Company (the “Note”) in the aggregate principal amount of $3,250,000, which is convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), (b) warrants (the “Warrants”) to purchase up to an aggregate of 8,973,030 shares of Common Stock, (c) Class A incremental warrants (the “Class A Incremental Warrants”) to purchase senior secured convertible notes (the “Class A Incremental Notes”) in the aggregate principal amount of $13,000,000 and warrants to purchase an aggregate of 2,697,097 shares of Common Stock (the “Class A Incremental Common Warrants”) and (d) Class B incremental warrants (the “Class B Incremental Warrants”) to purchase senior secured convertible notes (the “Class B Incremental Notes”) in the aggregate principal amount of $20,000,000 and warrants to purchase an aggregate of 4,149,380 shares of Common Stock (the “Class B Incremental Common Warrants”) (the “Convertible Note Financing”).

In connection with the Convertible Note Financing, the Company also entered into the following agreements: (i) Registration Rights Agreement, (ii) Guaranty, and (iii) Security and Pledge Agreement.

The Convertible Note Financing closed on January 29, 2025. The gross proceeds to the Company from the Convertible Note Financing, prior to the payment of transaction expenses, was $2,925,000. The Company intends to use the net proceeds for working capital and general corporate purposes.

The Purchase Agreement contains customary representations, warranties, and covenants of the Company and the Investor.

Description of the Note

The Note carries an original issue discount of 10.0% and accrues interest at a rate of 12% per annum, subject to adjustment from time to time as set forth in the Note (the “Interest Rate”). The maturity date of the Note is January 24, 2028 (the “Maturity Date”).

The Note is convertible (in whole or in part) at any time prior to the Maturity Date into the number of shares of Common Stock equal to (x) 110% of the sum of (i) the portion of the principal amount of the Note to be converted or redeemed, (ii) accrued and unpaid Interest with respect to such principal amount of the Note, (iii) the Make-Whole Amount (as defined in the Note), (iv) accrued and unpaid Late Charges (as defined in the Note) with respect to such principal amount of the Note, Make-Whole Amount and Interest, and (v) any other unpaid amounts pursuant to the Transaction Documents, if any, divided by (y) a conversion price of $3.133 per share, subject to adjustment as provided in the Note (such shares, the “Note Conversion Shares”).

The Note sets forth certain standard events of default (each such event, an “Event of Default”), upon the occurrence of which the Company is required to deliver written notice to the Investor within one business day (an “Event of Default Notice”). At any time after the earlier of (a) the Investor’s receipt of an Event of Default Notice, and (b) the Investor becoming aware of an Event of Default, the Investor may require the Company to redeem all or any portion of the Note. Upon an Event of Default, the Note shall bear interest at a rate of the sum of (x) the applicable Interest Rate in effect for such determination and (y) 8.0% per annum.

Description of the Warrants

The Warrants are exercisable for shares of Common Stock (the “Warrant Shares,” and collectively with the Note Conversion Shares, the “Note Conversion Securities”) at a price of $4.82 per share (the “Warrant Exercise Price”). The Warrants may be exercised during the period commencing January 28, 2025 and ending January 28, 2032. The Warrant Exercise Price is subject to customary adjustments for stock dividends, stock splits, issuances of additional shares of Common Stock and the like.

Pursuant to the terms of the Note and the Warrants, the Company shall not effect the conversion of any portion of the Note or exercise of the Warrants, to the extent that after giving effect to such conversion or exercise, as applicable, the Investor would beneficially own in excess of 4.99% (or, at the option of the Investor, 9.99%) of the shares of Common Stock outstanding immediately after giving effect to such conversion. Additionally, pursuant to the terms of the transaction documents, the Company is prohibited from issuing or selling shares of Common Stock to the Investor in excess of the 19.99% Exchange Cap (as defined in the Purchase Agreement), unless the Company obtains stockholder approval to do so, or unless sales of Common Stock are made at a price equal to or greater than the minimum price required by The Nasdaq Stock Market, such that the Exchange Cap limitation would not apply under applicable rules of The Nasdaq Stock Market.

Description of the Incremental Warrants

The Class A Incremental Warrants are exercisable for (i) Class A Incremental Notes in the aggregate principal amount of $13,000,000, convertible into shares of Common Stock (the converted shares of Common Stock, the “Class A Incremental Conversion Shares”) and (ii) Class A Incremental Common Warrants to purchase up to an aggregate of 2,697,097 shares of Common Stock (the “Class A Incremental Common Warrant Shares”).

The Class B Incremental Warrants are exercisable for (i) Class B Incremental Notes in the aggregate principal amount of $20,000,000, convertible into shares of Common Stock (the converted shares of Common Stock, the “Class B Incremental Conversion Shares”) and (ii) Class B Incremental Common Warrants to purchase up to an aggregate of 4,149,380 shares of Common Stock (the “Class B Incremental Common Warrant Shares”, and collectively with the Note Conversion Securities, the Class A Incremental Conversion Shares, the Class A Incremental Common Warrant Shares and the Class B Incremental Conversion Shares, the “Registrable Securities”). The Class A Incremental Warrants and the Class B Incremental Warrants are hereinafter collectively referred to as the “Incremental Warrants”. The Class A Incremental Notes and the Class B Incremental Notes are hereinafter collectively referred to as the “Incremental Notes”.

The Incremental Warrants are exercisable during the period commencing January 28, 2025 and ending on the two year anniversary of the effectiveness of the Registration Statement (as defined below) at an exercise price of equal to 90% of the principal amount of the Incremental Notes issued to such purchaser, subject to customary adjustments for stock dividends, stock splits, issuances of additional shares of Common Stock and the like.

Under the terms of the Class A Incremental Warrants, the Company has a call option to cancel the Class A Incremental Warrants if, no earlier than 60 trading days following the Effective Date (as defined below), (i) the VWAP of the Common Stock (as defined in the Note) for each of 60 trading days is greater than the quotient of (x) the conversion price of Class A Incremental Warrants then in effect divided by (y) 130% (subject to adjustment as provided in the Class A Incremental Warrants), (ii) the average trading volume of the Common Stock for such 60-trading-day period exceeds $860,000, (iii) the Class A Incremental Conversion Shares are registered for resale pursuant to an effective registration statement, (iv) there has not been an Equity Conditions Failure (as defined in the Note), (v) the Irrevocable Transfer Agent Instructions (as defined in the Purchase Agreement) is sufficient to reserve the Current Reserve Amount (as defined in the Purchase Agreement) and (vi) the Stockholder Approval (as defined in the Purchase Agreement) has been obtained.

Under the terms of the Class B Incremental Warrants, the Company has a call option to cancel the Class B Incremental Warrants if, no earlier than 90 trading days following the most recent exercise or cancellation of a Class B Incremental Warrant, (i) the VWAP of the Common Stock for each of 90 trading days is greater than the quotient of (x) the conversion price of Class B Incremental Warrants then in effect divided by (y) 130% (subject to adjustment as provided in the Class B Incremental Warrants), (ii) the average trading volume of the Common Stock for such 90-trading-day period exceeds $2,000,000, (iii) the Class B Incremental Conversion Shares are registered for resale pursuant to an effective registration statement, (iv) there has not been an Equity Conditions Failure (as defined in the Note), (v) the Irrevocable Transfer Agent Instructions (as defined in the Purchase Agreement) is sufficient to reserve the Current Reserve Amount (as defined in the Purchase Agreement), (vi) the Stockholder Approval (as defined in the Purchase Agreement) has been obtained and (vii) the aggregate principal value of the outstanding Notes is less than or equal to $1,000,000.

Description of Registration Rights Agreement

In connection with the Convertible Note Financing, the Company entered into that certain registration rights agreement, dated January 28, 2025, with the Investor (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company agreed to file an initial registration statement (the “Registration Statement”) covering the resale of the Registrable Securities with the Securities and Exchange Commission (the “SEC”) within 30 calendar days after the Closing of the Convertible Note Financing, and to use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event no later than April 28, 2025 (the “Effectiveness Date”); provided, however, that in the event the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review, the Effectiveness Date will be the second trading day following the date on which the Company is so notified if such date precedes the dates otherwise required above. Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreement, it may require the Company to pay certain liquidated damages to the Investor.

Description of Guaranty

The obligations under the Transaction Documents will be guaranteed by all of the Company’s direct and indirect subsidiaries, pursuant to a guaranty by and between the Company’s subsidiaries and the Investor (the “Guaranty”).

Description of Security and Pledge Agreement

Pursuant to the Security and Pledge Agreement (the “Security and Pledge Agreement”), the obligations under the Transaction Documents will be secured by a lien on all of the Company’s present and future tangible and intangible property and assets.

Entry into the Convertible Note Financing described herein, and the related agreements and documents, was approved by the Company’s board of directors on January 23, 2025.

The foregoing descriptions of the Note, Warrant, Class A Incremental Warrant, Class B Incremental Warrant, Purchase Agreement, Registration Rights Agreement, Guaranty and Security and Pledge Agreement do not purport to be complete and each is qualified in its entirety by reference to the full text of the Note, Warrant, Class A Incremental Warrant, Class B Incremental Warrant, Purchase Agreement, Registration Rights Agreement, Guaranty and Security and Pledge Agreement, the forms of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Note, the Warrant, and the Registrable Securities were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder or, in the event of an issuance of the Warrant Shares, Class A Incremental Common Warrant Shares or Class B Incremental Common Warrant Shares on a cashless basis, pursuant to the exemption provided in Section 3(a)(9) under the Securities Act.

The Investor is an “accredited investor” as that term is defined in Rule 501 under the Securities Act. The Note, the Warrant, and the Registrable Securities have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Senior Secured Convertible Note
4.2	Form of Common Warrant
4.3	Form of Class A Incremental Note Purchase Warrant
4.4	Form of Class B Incremental Note Purchase Warrant
10.1*	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Guaranty
10.4	Form of Security and Pledge Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	February 3, 2025	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)